SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 15, 2000
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

            On December 15, 2000, the Audit Committee of the Registrant's Board of Directors elected to dismiss Richard A. Eisner & Co., LLP ("RAE"), as the Registrant's independent public accountants.

            To the knowledge of the Registrant's current Board of Directors, RAE's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's two most recent fiscal years, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with RAE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RAE, would have caused RAE to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Registrant.

            To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with RAE regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

            The Registrant has authorized RAE to respond fully to the inquiries of the Registrant's successor accountant and has requested that RAE provide the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that Registrant can file such letter with the SEC.

            The Registrant has engaged Ernst & Young, LLP ("E&Y") as its new independent accountants as of December 21, 2000. Prior to the engagement of E&Y, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with E&Y regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by E&Y.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Discovery Laboratories, Inc.


                                        By:    /s/ Robert J. Capetola, Ph.D.
                                           -------------------------------------
                                        Name:  Robert J. Capetola, Ph.D.
                                        Title: President and Chief Executive
                                               Officer

Date: December 15, 2000

Exhibit No. 16.1   Letter of Richard A. Eisner, LLP, dated December 21, 2000.